Sub-Item 77Q1(e)
Copies of new or amended Registrant investment advisory contracts
2-34393, 811-1879

Sub-Advisory Agreement - Janus International Equity Fund is incorporated herein by reference to Exhibit (d)(235) to Post-Effective Amendment No. 205 to Janus Investment Fund registration statement on Form N-1A, filed on August 11, 2014; accession number 0000950123-14-008292 (File No. 2-34393).